Exhibit 99.1

BankMobile Technologies, Inc. and Megalith Financial Acquisition Corp. to Participate in SPACInsider
Webinar on December 8th at 1pm ET and Attend 2020 Raymond James Technology Investors Conference

NEW YORK, NY, Dec. 7, 2020 -- Megalith Financial Acquisition Corp. (“MFAC”) (NYSE: MFAC, MFAC.W, MFAC.U), a special purpose acquisition company, announced today that it and BankMobile Technologies, Inc., a Pennsylvania corporation (“BankMobile”), will each participate in a webinar hosted by SPACInsider on December 8, 2020 at 1:00 p.m. ET (the “Webinar”). The Webinar will focus on MFAC’s and BankMobile’s proposed transaction (described below).

Webinar Access Information

Speakers in the Webinar will include:

●	Luvleen Sidhu, Co-Founder and CEO of BankMobile
●	Bob Ramsey, CFO of BankMobile
●	AJ Dunklau, CEO of MFAC

Viewers may register in advance to view the live Webinar at the link below and to learn more about the Webinar: https://zoom.us/webinar/register/6716002138375/WN_nJnq6bHeQ4qGrPtyzx__iQ.

Additionally, BankMobile and MFAC will attend the 2020 Raymond James Technology Investors Conference (the “Conference”) from December 7th – 9th 2020. Attending will be Luvleen Sidhu, Co-founder and CEO of BankMobile, and Bob Ramsey, CFO of BankMobile, along with A.J. Dunklau, CEO of MFAC.

The presentation for the Webinar and Conference will be available and posted on the MFAC website at https://www.megalithfinancial.com/investor-relations.

On August 6, 2020, MFAC entered into an Agreement and Plan of Merger (the “Original Agreement”), by and among MFAC, MFAC Merger Sub Inc., a Pennsylvania corporation and a wholly-owned subsidiary of MFAC (“Merger Sub”), BankMobile and Customers Bank, a Pennsylvania state chartered bank and the sole stockholder of BankMobile (“Customers Bank”). On November 2, 2020, MFAC, Merger Sub, BankMobile, Customers Bank and Customers Bancorp (“CUBI”) entered into a First Amendment to Agreement and Plan of Merger (the “First Amendment,” and together with the Original Amendment, the “Merger Agreement”). Pursuant to the Merger Agreement, at the closing of the transactions contemplated by the Merger Agreement, BankMobile will merge with and into Merger Sub, with Merger Sub survive the Merger as a wholly-owned subsidiary of MFAC (the “Proposed Transaction”).

About MFAC

Megalith Financial Acquisition Corp. is a blank check company incorporated in Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, with a focus on the fintech or financial services industries.  MFAC consummated its initial public offering on the New York Stock Exchange (“NYSE”) in August 2018 and is listed under the symbol “MFAC”. More information can be found on its website at http://www.megalithfinancial.com.

About BankMobile

Established in 2015, BankMobile is a division of Customers Bank and is among the largest mobile-first banking platforms in the U.S., offering checking and savings accounts, personal loans and credit cards. BankMobile, named the “Most Innovative Bank” by LendIt Fintech in 2019, provides an alternative banking experience to the traditional model. It is focused on technology, innovation, easy-to-use products and education with the mission of being “customer-obsessed” and creating “customers for life.” BankMobile employs a multi-partner distribution model, known as “Banking-as-a-Service” (BaaS), that enables the company to acquire customers at higher volumes and substantially lower expense than traditional banks. Its efficient operating model enables it to provide low-cost banking services to low/middle-income Americans who have been left behind by the high-fee model of “traditional” banks. Today, BankMobile Technologies provides its BaaS platform to colleges and universities and currently serves over two million account-holders at 722 campuses (covering one out of every three students in the U.S.).  BankMobile Technologies is operating as the digital banking division of Customers Bank, which is a Federal Reserve regulated and FDIC-insured commercial bank. BankMobile is a technology company and is not a bank and does not provide banking services. For more information, please visit: www.bankmobile.com.

Additional Information and Where to Find It

This communication is being made in respect of the Proposed Transaction between MFAC and BankMobile. MFAC filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on September 21, 2020 (the “Preliminary Proxy Statement”), a registration statement on Form S-4 (File No. 333-249815) on November 3, 2020, as amended on November 18, 2020 (the “Registration Statement”) (which includes the Preliminary Proxy Statement, as amended, and a prospectus (the “Prospectus”) in connection with the Proposed Transaction), and will file other documents regarding the Proposed Transaction with the SEC. After the SEC has concluded its comments with respect to the Registration Statement, MFAC will mail the definitive proxy statement (the “Definitive Proxy Statement”) to its stockholders. Before making any voting or investment decision, investors and stockholders of MFAC are urged to carefully read the Registration Statement, the Preliminary Proxy Statement and, when they become available, the final Prospectus, the Definitive Proxy Statement, and other relevant documents filed with the SEC, because such documents will contain important information about MFAC, BankMobile and the Proposed Transaction. The Definitive Proxy Statement will be mailed to stockholders of MFAC as of the record date established for voting on the Proposed Transaction. Stockholders will also be able to obtain copies of the final Prospectus and the Definitive Proxy Statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Megalith Financial Acquisition Corp., 535 Fifth Avenue, 29th Floor, New York, New York 10017.

Participants in the Solicitation

MFAC and its directors and executive officers may, under the rules of the SEC, be considered participants in the solicitation of proxies with respect to the Proposed Transaction described herein. Information about the directors and executive officers of MFAC and a description of their interests in the Company are contained in the Preliminary Proxy Statement and the Registration Statement filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

The disclosure herein is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of MFAC, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive document.

Forward Looking Statements

Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “plan,” “intend,” “anticipate,” “believe,” “expect,” “estimate,” “forecast,” “target,” “project,” “predict,” “intend,” “plan” and “outlook” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include estimated financial information, including forward-looking statements with respect to revenues and earnings, as well as forward-looking statements with respect to performance, strategies, prospects and other aspects of the businesses of MFAC, CUBI, Customers Bank and BankMobile, or the combined company following completion of the Proposed Transaction, which are based on current expectations that are subject to risks and uncertainties and are not predictions of actual performance. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the Proposed Transaction; (2) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of MFAC, any required regulatory approvals, or other conditions to closing in the Merger Agreement; (3) MFAC’s inability to meet the minimum cash requirements of the Merger Agreement due to a failure to complete the equity private placement or the amount of cash available following any redemptions by MFAC’s public stockholders; (4) the ability to meet NYSE listing standards (or another exchange) following the consummation of the Proposed Transaction; (5) the risk that the Proposed Transaction disrupts current plans and operations of BankMobile as a result of the announcement and consummation of the Proposed Transaction; (6) the ability of CUBI and Customers Bank to recognize the anticipated benefits of the Proposed Transaction, which may be affected by, among other things, competition, the ability of management to operate the combined company as a stand-alone public company, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees, and the costs involved in CUBI and Customers Bank continuing to provide certain services to the combined company; (7) costs related to the Proposed Transaction; (8) changes in applicable laws or regulations; (9) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in other documents filed or to be filed with the SEC by MFAC or CUBI.  Readers are cautioned that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on the current beliefs and assumptions by management of each of MFAC, CUBI, Customers Bank and BankMobile as of the date hereof and speak only as of the date they are made.  Each of MFAC, CUBI, Customers Bank and BankMobile disclaim any obligation to update any forward-looking statement whether written or oral, except as may be required under applicable law.

For a more complete discussion of the assumptions, risks and uncertainties with respect to MFAC, you are encouraged to review the filings MFAC makes with the SEC, including (i) its most recent annual report on Form 10-K for the year ended December 31, 2019, (ii) subsequently filed quarterly reports on Form 10-Q, (iii) current reports on Form 8-K, including any amendments thereto, that update or provide information in addition to the information included in those Form 10-K and Form 10-Q filings, if any, (iv) the Preliminary Proxy Statement, and (v) the Registration Statement.

For a more complete discussion of the assumptions, risks and uncertainties with respect to CUBI, you are encouraged to review the filings CUBI makes with the SEC, including its most recent annual report on Form 10-K for the year ended December 31, 2019, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, including any amendments thereto, that update or provide information in addition to the information included in those Form 10-K and Form 10-Q filings, if any.

Disclaimer

This release shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Contacts

Megalith Financial Acquisition Corp.
A.J. Dunklau
Chief Executive Officer
aj@megalithfinancial.com

BankMobile Technologies, Inc.
Bob Ramsey
Chief Financial Officer
rramsey@bankmobile.com

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